RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2026
Related Party [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
In the normal course of operations, Brookfield Infrastructure entered into the transactions below with related parties. The immediate parent of Brookfield Infrastructure is our partnership. The ultimate parent of Brookfield Infrastructure is Brookfield. Other related parties of Brookfield Infrastructure represent its subsidiary and operating entities.
Throughout the year, the General Partner, in its capacity as our partnership’s general partner, incurs director fees, a portion of which are charged at cost to our partnership in accordance with our limited partnership agreement. Director fees of less than $1 million were incurred during the three-month and six-month periods ended June 30, 2026 (2025: less than $1 million).
Since inception, Brookfield Infrastructure has had a management agreement (the “Master Services Agreement”) with certain service providers (the “Service Providers”), which are wholly-owned subsidiaries of Brookfield.
Pursuant to the Master Services Agreement, on a quarterly basis, Brookfield Infrastructure pays a base management fee, referred to as the Base Management Fee, to the Service Providers equal to 0.3125% per quarter (1.25% annually) of the market value of our partnership. The Base Management Fee was $111 million and $217 million, respectively, for the three and six-month periods ended June 30, 2026 (2025: $105 million and $199 million). As of June 30, 2026, $110 million was outstanding as payable to the Service Providers (December 31, 2025: $109 million).
For purposes of calculating the Base Management Fee, the market value of our partnership is equal to the aggregate value of all the outstanding units of our partnership (assuming full conversion of Brookfield’s Redeemable Partnership Units in the Holding LP into units of our partnership), preferred units and securities of the other Service Recipients (as defined in Brookfield Infrastructure’s Master Services Agreement) that are not held by Brookfield Infrastructure, plus all outstanding third party debt with recourse to a Service Recipient, less all cash held by such entities.
As of June 30, 2026, Brookfield Infrastructure had a loan payable of approximately $32 million to a private fund managed by Brookfield (December 31, 2025: $33 million).
Brookfield Infrastructure, from time to time, will place deposits with, or receive deposits from, Brookfield. As at June 30, 2026, our net deposit from Brookfield was $nil (December 31, 2025: $nil) and Brookfield Infrastructure incurred interest expense of $nil for the three and six-month periods ended June 30, 2026 (2025: $nil).
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. As of June 30, 2026, there were no borrowings outstanding (December 31, 2025: $nil).
As at June 30, 2026, Brookfield Infrastructure had approximately $276 million of borrowings outstanding to Brookfield Wealth Solutions (December 31, 2025: $306 million) and approximately $285 million of net payables to private funds managed by Brookfield (December 31, 2025: $62 million of net receivables).
Brookfield Infrastructure’s subsidiaries provide heating, cooling, connection, port marine and natural gas services on market terms in the normal course of operations to subsidiaries of Brookfield. For the three and six-month periods ended June 30, 2026, revenues of approximately $1 million and $2 million were generated (2025: approximately $1 million and $2 million).
Brookfield Infrastructure’s subsidiaries purchase power, lease office space and obtain construction, consulting and engineering services in the normal course of operations on market terms from subsidiaries of Brookfield. For the three and six-month periods ended June 30, 2026, expenses of $10 million and $17 million, respectively, were incurred (2025: $15 million and $35 million).
In addition, subsidiaries of Brookfield Infrastructure reported lease assets and liabilities of $12 million at June 30, 2026 (December 31, 2025: $12 million) with subsidiaries of Brookfield.
On June 30, 2026, our U.S. bulk fiber platform sold an approximate 80% interest in a portfolio of stabilized assets for net proceeds of approximately $1.3 billion ($300 million to the partnership) to a consortium of investors including a private fund managed by Brookfield, and the transaction was completed at arm’s length on market terms.
On May 7, 2026, a subsidiary of the partnership refinanced an existing $450 million loan with subsidiaries of Brookfield Wealth Solutions. The new loan was completed at arm’s length on market terms and bears interest at a fixed rate of 6.33% per annum with an anticipated repayment date of May 7, 2031 and a final maturity date of May 7, 2036. The loan is non-recourse to the partnership and is presented as non-recourse borrowings on the Consolidated Statement of Financial Position. Interest incurred on the loan for the three and six-month periods ended June 30, 2026 were $7 million and $14 million, respectively (2025: $9 million and $17 million).
During the third quarter of 2025, our European hyperscale data center platform sold a 90% interest in a portfolio of stabilized data center assets for net proceeds of approximately $1.7 billion ($310 million to the partnership). The buyers of the stabilized data centers were a consortium of third party investors and a private fund managed by Brookfield, and the transaction was completed at arm’s length on market terms. As a result of the transaction, Brookfield Infrastructure recognized a gain of approximately $160 million ($25 million to the partnership).
Over the course of 2025, our global intermodal logistics operation sold a 66% interest in a stabilized container portfolio. The interest sold was acquired equally by a third party and a private fund managed by Brookfield, and was completed at arm’s length on market terms. As a result of the sale to the private fund managed by Brookfield, Brookfield Infrastructure recognized a gain of approximately $115 million ($30 million to the partnership) on the sale completed in the third quarter.
On October 1, 2025, our North American retail colocation data center operation acquired a portfolio of data centers for approximately $210 million from an affiliate of the partnership. The transaction was funded with a combination of cash and debt, and principally comprised of property, plant and equipment of approximately $775 million, intangible assets of approximately $70 million, goodwill of approximately $165 million and assumed debt of approximately $745 million.
During the six-month period ended June 30, 2026, subsidiaries of the partnership acquired income tax credits of $46 million from an associate of Brookfield Renewable Partners, on market terms.